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                                                                  EXHIBIT 99.1
                         [ARTHUR ANDERSEN LETTERHEAD]


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
USA


July 31, 2002


Dear Sir/Madam

We have read the paragraphs of Item 4 included in the Form 8-K dated July 31, 2002 of Inveresk Research Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours

/s/ Arthur Andersen

Arthur Andersen

cc: Mr. Paul Cowan, CFO, Inveresk Research Group, Inc.